EXHIBIT 10.53



STATE OF SOUTH CAROLINA       )                 SECOND AMENDMENT TO AMENDED
                              )                          LEASE AGREEMENT
COUNTY OF LEXINGTON           )


         THIS AGREEMENT, made this 12th day of August, 1996, by and between Columbia Three Associates, a Virginia limited partnership, 3871 Plaza Drive, Fairfax, Virginia 22030 (hereinafter called "Landlord"), and MORGAN PRODUCTS LTD., a Corporation existing under the laws of the State of Delaware, with a principal place of business at 303 Mulberry Street, Mechanicsburg, PA 17055 (hereinafter called "Tenant").


                              W I T N E S S E T H:


         WHEREAS, John R. Minchew and C-E Morgan, Inc. did on November 11, 1980 execute that certain Lease Agreement; and

         WHEREAS, John R. Minchew and Tenant did on October 24, 1985 execute that certain Amended Lease Agreement, which said agreement is attached hereto as Exhibit"A"' and

         WHEREAS, John R. Minchew and Tenant did on May 1, 1986 execute that certain First Amendment To Amend Lease Agreement, which said agreement is attached hereto as Exhibit "B"; and

         WHEREAS, John R Minchew has heretofore conveyed his ownership interest in the demised premises to Landlord; and

         WHEREAS, Landlord and Tenant have mutually agreed to renegotiate certain provisions of the Amended Lease Agreement (as previously amended by the First Amendment to Amended Lease Agreement dated May 1, 1986) so as to provide, inter alia, an extension of the terms of the aforesaid lease and an option to reduce the square footage covered by the lease; and

         WHEREAS, all parties are mutually desirous of accomplishing the foregoing.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged each to the other, it is hereby agreed that the said November 11, 1980 Lease Agreement, as amended by and October 24, 1985 Amended Lease Agreement and the May 1, 1986 First Amendment To Amended Lease Agreement, is further amended as follows to wit:

         1. Any and all references to John R. Minchew as Landlord are hereby deleted and the name of "Columbia Three Associates, a Virginia limited partnership" shall be substituted therefore, and, henceforth all references to Landlord shall be deemed to mean Columbia Three Associates, a Virginia limited partnership.

         2. Paragraph 2 TERM is hereby revoked in its entirety and a new paragraph with the same title is substituted in lieu thereof which shall read as follows:

                           The term of this lease is five (5) years. This lease shall commence as of April 1, 1996 and shall terminate at 5:00 p.m., March 31, 2001, unless sooner terminated as herein provided or extended pursuant to the within renewal option.


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         3.       Paragraph  4 (a)  Annual  Base Rent is hereby  revoked  in its entirety and a new subparagraph 4(a) with the same title is substituted in lieu thereof which shall read as follows:

                           4(a) Annual Base Rent. Tenant agrees to pay as base rent the sum of TWO HUNDRED THIRTY-TWO THOUSAND SIX HUNDRED FORTY EIGHT AND NO/100 ($232,648.00) DOLLARS payable in equal monthly installments of NINETEEN THOUSAND THREE HUNDRED EIGHTY-SEVEN AND 33/100 ($19,387.33) DOLLARS. Said rental shall be payable monthly in advance commencing April 1, 1996 and shall be due on the first day of each month.

         4. Paragraph 4(b) Future Escalations is hereby revoked in its entirety and a new subparagraph 4(b) with the same title is substituted in lieu thereof which shall read as follows:

                           4(b) Future Escalations

                           (1) Commencing April 1, 1998 the base lease rate shall escalate to $2.65 per square foot thereby making the annual base rent the sum of TWO HUNDRED THIRTY-SEVEN THOUSAND ONE HUNDRED TWENTY-TWO AND NO/100 ($237,122.00) DOLLARS payable in equal monthly installments of NINETEEN THOUSAND SEVEN HUNDRED SIXTY AND 17/100 ($19,760.17) DOLLARS.

                           (2) Commencing April 1, 2001, provided the renewal option contained herein is timely exercised, the base lease rate shall escalate to $2.95 per square foot thereby making the annual base rate the sum of TWO HUNDRED SIXTY- THREE THOUSAND NINE HUNDRED SIXTY-SIX AND NO/100 ($263,966.00) DOLLARS payable in equal monthly installments of TWENTY ONE THOUSAND NINE HUNDRED NINETY-SEVEN AND 17/100 ($21,997.17) DOLLARS.

                           (3) Commencing April 1, 2003, provided the renewal option contained herein is timely exercised, the base lease rate shall escalate to $3.00 per square foot thereby making the annual base rent the sum of TWO HUNDRED SIXTY- EIGHT THOUSAND FOUR HUNDRED FORTY AND NO/100 ($268,440.00) DOLLARS payable in equal monthly installments of TWENTY-TWO THOUSAND THREE HUNDRED SEVENTY AND 00/100 ($22,370.00) DOLLARS.

         5. Paragraph 26 currently entitled FIRST RIGHT OF REFUSAL is hereby revoked in its entirety and a new paragraph 26 entitled RENEWAL OPTIONS shall be inserted in lieu thereof as follows:

                           26 Provided the Tenant is not in default of any material provision of this lease, or that the time to cure such default has not expired, Landlord grants to Tenant the following two (2) options to renew this lease, on not less than one hundred eighty (180) days written notice to Landlord prior to the expiration of the then current term.

                           (a) The first renewal option shall be the right to renew this lease for a period of two (2) years commencing at the expiration of the first lease term, upon the same


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                           terms and  conditions,  except  with  respect  to the
                           annual  base  rental  rate as set forth in  Paragraph
                           4(b).

                           (b) The second renewal option shall be the right to renew this lease for a period of Three (3) years, commencing at the expiration of the first renewal option, at the annual base rental rate set forth in Paragraph 4(b), but otherwise on the same terms and conditions of this lease.

         6. The November 1, 1982 Lease Agreement, as amended by the October 23, 1985 Amended Lease Agreement and the May 1, 1986 First Amendment To Amended Lease Agreement is further amended by adding thereto a new paragraph number 48 entitled "Downsizing Option" which shall read as follows:

                           During the period April 1, 1996 through March 31, 1997, Landlord hereby grants to Tenant the right to downsize the Demised Premises in the building in which the Demised Premises form a part, by providing sixty (60) days prior written notice from Tenant to Landlord of its intent to vacate up to but in no event exceeding 26,799 square feet of the Demised Premises, provided that any and all space vacated must be contiguous and in a configuration deemed reasonably commercially acceptable by Landlord. In the event Tenant exercises the downsizing option, Tenant and Landlord shall execute a Lease amendment providing, inter alia, the revised annual and monthly base rent as calculated on the revised square footage, that Landlord at its expense will build a new demising wall in accordance with the then existing building code and a determination based upon a professional opinion obtained by Landlord whether compressed air lines located in vacated space may be safely capped and abandoned without interfering with the future useability of the space (if the determination is that removal is required such removal shall be at the expense of Tenant and the premises restored to its preexisting condition.)

         7. Paragraph 34 Rail Service is hereby revoked in its entirety and in lieu thereof a new paragraph 34 entitled Compliance with Americans with Disabilities Act shall be inserted in lieu thereof as follows:

                           If, as a result of the effectiveness of the Americans With Disabilities Act, modifications or alterations are required to be made to the Premises, the Landlord agrees to make, at a Landlord's expense, such modifications or alterations that are structural in nature or affect the exterior of the Premises. The Tenant agrees to make, at the Tenant's expense such modifications or alterations that are non-structural in nature and affect the interior of the Premises.

         8. Paragraph 37 Notice is amended by deleting the words "John R. Minchew, 3934 University Drive" and substituting in lieu thereof the following "Attention: William H. Minchew, 3871 Plaza Drive."

         9. That except as herein specifically amended by mutual consent of the parties hereto; all of the terms and conditions of the November 11, 1980 Lease Agreement, as previously amended by the Amended Lease Agreement dated October 24, 1985 and the May 1, 1986 First Amendment to Amended Lease shall be and remain unchanged and in full force and effect.



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                  IN WITNESS WHEREOF,  the undersigned have executed this Second
Amendment to Amended Lease this 12th day of August, 1996.

WITNESSETH:                            LANDLORD:

                                       Columbia Three Associates, a Virginia
                                       limited partnership

                                       By:                                (SEAL)
                                          -------------------------------
                                             Its managing general partner

                                       TENANT:

                                       Morgan Products LTD

                                       By:                                (SEAL)
                                          -------------------------------
                                          Its:

                                          Attest:
                                                 ------------------------





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